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                                   SECURITIES AND EXCHANGE COMMISSION
                                                      Washington, D.C. 20549

                                                             FORM N-CSR

                                        CERTIFIED SHAREHOLDER REPORT
                  OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                   Investment Company Act file number 811-04750
                                                                                           -------------

                                            Fenimore Asset Management Trust
              - ------------------------------------------------------------------------------
                                   (Exact name of registrant as specified in charter)

                                                    384 North Grand Street
                                                           P.O. Box 399
                                               Cobleskill, New York 12043
           - ------------------------------------------------------------------------------
                                (Address of principal executive offices) (Zip code)

                                                    Thomas O. Putnam
                                       Fenimore Asset Management Trust
                                              384 North Grand Street
                                          Cobleskill, New York 12043
       - ------------------------------------------------------------------------------
                                   (Name and address of agent for service)

                Registrant's telephone number, including area code: 1-800-453-4392
                                                                                              ------------------

                                    Date of fiscal year end: December 31
                                                                      ---------------

                                 Date of reporting period: December 31, 2008
                                                                 ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).
The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget
("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,
NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

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Item 1. Reports to Stockholders.
The semi-annual report to stockholders is filed herewith.

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                                                                                 VALUE FUND EQUITY-INCOME FUND
                                                                                 Investor Share Class and Advisor Share Class
                                                                                                 ANNUAL REPORT
                                                                                                  December 31, 2008

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                                         Table of Contents

Chairman's Commentary                                                                                                           1
FAM Value Fund                                                                                                                      5
Letter to Shareholders                                                                                                               5
Performance Summary                                                                                                              10
Portfolio Data                                                                                                                           12
Expense Data                                                                                                                            13
Statement of Investments                                                                                                           15
Statement of Assets and Liabilities                                                                                              20
Statement of Operations                                                                                                             21
Statement of Changes in Net Assets                                                                                           22
Notes to Financial Statements                                                                                                    23
Report of Independent Registered Public Accounting Firm                                                          30
Investment Advisor Contract Renewal Disclosure                                                                       31
FAM Equity-Income Fund                                                                                                         35
Letter to Shareholders                                                                                                                35
Performance Summary                                                                                                               40
Portfolio Data                                                                                                                            42
Expense Data                                                                                                                            43
Statement of Investments                                                                                                           45
Statement of Assets and Liabilities                                                                                             49
Statement of Operations                                                                                                            50
Statement of Changes in Net Assets                                                                                           51
Notes to Financial Statements                                                                                                    52
Report of Independent Registered Public Accounting Firm                                                          59
Investment Advisor Contract Renewal Disclosure                                                                       60
Information About Trustees and Officers                                                                                    64
Definition of Terms                                                                                                                    66
Supplemental Information                                                                                                          68

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

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Chairman's Commentary                                                                                                        <LOGO>

December 31, 2008

Dear Fellow Shareholder:

Points to Ponder for 2009

As we write this annual letter investors are struggling with a stream of bad news about the economy, the stock market, and the largest investment fraud in history. At this point you may be questioning why you should invest in stocks, mutual funds, or the FAM Funds. We want to take this opportunity to highlight some important points that you should think about when you consider your investments.

The last year has shown the fallacy of the so-called sophisticated investment vehicles like hedge funds and private equity. The combination of high fees, lack of disclosure, and lax oversight has proven disastrous for investors. Mutual funds, on the other hand, have three significant advantages compared to these investments.

  Transparency -All mutual funds must publish semi-annual and annual reports which disclose all of the fund's investments and fees. In addition, at FAM Funds, we post the mutual fund holdings on our website at the end of each quarter.
  Oversight - Our industry is tightly regulated by the SEC and other governmental agencies. We also have an independent board of trustees which receive detailed reports from the Funds' service providers and research team.
  Independent Auditors -The Funds engage a nationally recognized firm of independent registered public accountants with expertise in auditing investment companies.

Important points about FAM Funds:

  While this has been a very disappointing year for investment performance, both Funds are down less than market averages and comparable funds.
  While we are in an extremely difficult economic environment we have an investment strategy focused on "owning the winners." We are investing in companies that have strong balance sheets and generate more cash than they need with positive cash flow.
  We positioned the Funds portfolio to minimize capital gain distributions to our shareholders in 2008.
  There is no leverage (borrowed money) at the advisor (Fenimore Asset Management) level or in the Funds' we are not forced sellers.

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  Chairman's Commentary                                                                                                                <LOGO>

  Through a combination of cash balances and net inflows the Funds have the resources to invest in promising opportunities.
  We answer our own phone. Investors have a lot of questions in this market environment, and since we provide our own shareholder service at out office here in Cobleskill, when you call us - a person will answer the phone and you will speak to a knowledgeable representative about the FAM Funds.

A Short Review of 2008

The year 2008 was one of the most challenging in investment history. No one has been immune to the difficulties initiated by the credit crisis. Easy money led to a housing boom fueled by foolish lending practices. When housing prices started declining (sometimes below mortgage values), the bubble was sure to burst. And did it ever! Lenders who tried to pass off their risk while reaching for higher returns in structured investment vehicles (SIVs) discovered they retained more risk than they intended. Subprime lending, which was originally designed to yield higher returns, turned into a curse when bankers realized that many of these loans would be in default - perhaps permanently. Capacity to continue risky and unstable lending practices came to a screeching halt. Investment bank failures led to a crisis of confidence, while liquidity vanished and credit markets froze up. These developments along with the concurrent slowing of the economy led to the most severe decline in stock prices since 1931.

In many ways we are suffering from the over exuberance of the last decade. Globally, there has been an excess of capital seeking too few realistic economic returns. Alternative investments, i.e., international stocks, hedge funds, and private capital, created expectations for returns that far exceeded reality. Even speculation in commodities led to extreme volatility in pricing that deviated substantially from the laws of supply and demand. Energy stocks became very enticing when oil surpassed $100 a barrel. Few questioned how much of the price was speculative versus real.

Greed and speculation can be powerful trend setters for extended periods of time, but ultimately, they end in disappointment. Even disaster can occur as has recently been the case with a large hedge fund failure and alleged $50 Billion Ponzi scheme. In the Chinese language, the word "crisis" consists of two characters; one represents danger and the other opportunity. While this period has been painful and most are shell-shocked, if not negative on the environment, there is much to be optimistic about.

2009 - The Year of Opportunity

Stock market declines of any magnitude eventually have a cleansing effect on the excesses of the financial system. It has been interesting to note that during this difficult market and economic period

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Chairman's Commentary                                                                                                                <LOGO>

conservative banks that have adhered to traditional lending practices and have avoided reaching for return through SIVs, derivative investments, or other dubious funding sources have done quite well. In this period of irrationality there has been a movement toward conservative financial and investment practices. We will all benefit from this trend.

While this period is in some respects different from many we have experienced in the past, there are also many similarities. History should not be ignored and often it is a guide to what the future may bring. During the post-World War II period there have been ten recessions. The average recession lasted approximately 10.5 months. We are currently in the thirteenth month of our eleventh recession. If we look back to the 1973-1974 period, we see some similarities and some dissimilarities. During the 1973-1974 period, as represented by the Dow Jones Industrial Average, the average fell from a peak of 1052 to 578, about a 45% drop. We also had a very weak economy with an oil embargo, a weak dollar, and rising unemployment, interest rates and inflation. Most declining markets turn up well before the end of a recessionary period. The recession that began in November of 1973 lasted sixteen months. The Dow Jones Industrial Average bottomed in 1974 and rose 38% in 1975 and 18% in 1976 with the start of this rise beginning well before the end of the recession.

Is This Time Different?

Why would anyone want to own a mutual fund during the dismal '70s? While the answer to that question is complex, we believe that this period offered very compelling valuations. At the end of 1972, stocks based on price-to-earnings ratios (P/Es), a recognized method of valuation, were selling at 18.4X trailing earnings of the S&P 500. This proved to be a rather rich valuation for an economy that began facing some severe obstacles. At the end of 1973, stocks declined and the valuations became much more reasonable at 12X. During 1974 the valuations fell further to a low of 8X. Contrast and compare this to more current times. During the exuberant 1990s, which ended with the dot-com growth bubble, stocks - based on the S&P 500 - sold at a valuation of around 20X for most of the decade ending at 30X at the end of 1999. While the years 2000 - 2005 corrected some of this over-valuation, by the end of 2007 stocks were valued at 19.8X; historically a rather rich valuation.

Currently, that valuation has come down to a much more reasonable level of 12X and at the November low of 741 on the S&P 500, it was at 10X trailing earnings. We do not know if we have seen the low, but we do feel that we own some compelling stocks at very reasonable price levels that we believe will be more valuable in the future.

A recent letter from Longleaf Funds included the following research findings:

"Academicians Eugene Fama and Kenneth French recently published a study that found that value stocks have declined two years in a row only five times: during the Great Depression in 1930-32; at the beginning of WWII in 1939-41; during the Arab oil embargo of 1973-74; when the Internet bubble popped in 2001-02; and now as the housing bubble deflates. Following the four prior periods, stocks snapped back by an average of 60% in the next 12 months."

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Chairman's Commentary                                                                                                                <LOGO>

We have taken a tried and true road to investing. We have been patient. At times it may appear boring. You have heard us talk many times about only investing in those businesses that we understand, have strong balance sheets, generate free cash flow, and can be purchased at a discount from what they are worth. We believe that given the current extremes in the market, this is a winning strategy for the future.

Since the beginning of October, fear has accelerated in the market creating volatility and forced selling by marginal hedge funds, speculators and leveraged financials. It is this kind of environment that creates long-term opportunity. When you least expect it, fear will be lulled and the market will have turned much higher. Our plan has been to be prepared. In 2009 we will continue to evaluate businesses - those owned and those we wish to own. We will take positive action when we see opportunity or, conversely, when we see deterioration we will sell.

At Fenimore we invest along with you. Through the FAM Funds, the Fenimore 401(k) profit sharing plan, as well as employees having individual and retirement accounts - we own shares of the FAM Funds. We, likewise, have felt the pain in this difficult market environment and share in the opportunity that lies ahead. Thank you for your continued confidence in our long-term investment approach. As noted in this letter, we believe your patience will be rewarded.

Sincerely,
/s/ Thomas O. Putnam
Thomas O. Putnam
Chairman
Fenimore Asset Management, Inc.

Research Team
Andrew F. Boord
Eric C. Elbell, CFA
John D. Fox, CFA
Paul C. Hogan, CFA
Marc D. Roberts

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FAM Value Fund                                                                                                                <LOGO>

Dear Fellow Value Fund Shareholder:

At December 31, 2008 the net asset value of the Investor Class of the FAM Value Fund was $32.22. This is a decrease of -28.7% from the beginning of the year. For comparison, the S&P 500 decreased -37.00% and the Russell 2000 index declined -33.79%. While our absolute performance is very disappointing to us, we should point out that according to Morningstar, the well respected mutual fund rating company, the Fund's performance exceeded 94% of the diversified equity mutual funds they surveyed.

2008 In Review

2008 will be remembered as the year where nothing worked for investors. The list of assets that declined in price includes stocks, bonds, oil, and homes. Declining prices were not limited to the United States; International markets actually declined more than the United States. For example, the formerly hot BRIC (Brazil, Russia, India and China) markets declined 58% last year.

During our normal course of business we track the movements of more than fifty economic indicators covering stocks, bonds, commodities and markets around the world and only three assets produced a positive return for the year: government bonds, mortgages guaranteed by the United States government, and gold. Below is a table showing the annual return for different assets. This table will give you a good idea of the magnitude of price declines in 2008.

2008
Return*
S&P 500	-37.00%
Dow Jones Industrial	-31.93%
Oil	-53.54%
International Stocks	-43.09%
High Yield Corporate Bonds	-26.39%
*Returns obtained from Bloomberg LP

Why were the market declines so severe?

At 12:00 am on Monday, September 15th (Sunday night), Lehman Brothers filed for bankruptcy. Never in history had an A rated company disappeared over a weekend. This bankruptcy put fear in the credit markets and short-term borrowing rates increased to never-before-seen levels. For example, one month LIBOR (this is the rate that banks use to lend to each other for a period of 30 days) jumped from 2.5% to over 4% in just twelve days. The very sharp increase in this rate indicated that banks were afraid to lend money and this lack of willingness of the banks to lend caused what you know as the credit crunch.

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FAM Value Fund                                                                                                                <LOGO>

Everywhere you go you hear the phrase "credit crunch." Newspapers carry headlines about a credit crunch and auto dealers blare from the TV saying there is no credit crunch here - come on down and get financing. In our area the local convenience store chain has introduced a new ice cream flavor called credit crunch. So what is a credit crunch? A credit crunch occurs when banks and other finance companies stop lending to each other and their customers. This is extremely important. The financial system works like the oil in your car. Even if your engine is brand new, without oil, the car will not run. The economy works like your car, without oil it stops running. The "oil" of our economy is the credit provided through the financial system.

With financial institutions unwilling to lend, consumers cannot buy products (like automobiles) and businesses find it difficult to purchase new inventory. These actions bring economic growth to a dead stop. The stock market, realizing that the economy slowed significantly, figured out that corporate profits would decline. Since stock prices reflect the level of expected profits, stock prices declined accordingly. The decline in stock prices also forced investors who purchased stocks with borrowed money to sell their shares. These investors include prominent hedge funds and corporate executives that bought their own company stock on margin. This "forced selling" caused prices to decline even further.

Portfolio Activity

Our trading activity can be viewed in two parts. From January 1 through September 30, 2008, we were net sellers of stocks. We added a small amount of capital to a handful of positions while selling a number of holdings. Our sales were for one of three reasons. First, Barr Pharmaceuticals was acquired by Teva Pharmaceutical in July. Barr was sold at a profit and we were happy to be a beneficiary of this deal. The second group of stocks that we sold were selling at high valuations relative to their value. This list includes Berkshire Hathaway, Federated Investors, Kaydon, Martin Marietta Materials, M&T Bank, Ross Stores, Westamerica Bank and YUM! Brands. We continue to own all of these stocks today, but concluded it was time to trim these positions given their high valuations. The final group was stocks of companies whose long-term viability was a concern. We sold our entire position in Allied Capital, Forest City, Lincare Holdings and Winnebago.

Given the decline in stock prices - we have been net buyers of stocks. Since October 1, 2008 - we bought additional shares in sixteen existing holdings and purchased two new names, Franklin Resources and Lab Corporation of America.

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FAM Value Fund                                                                                                                <LOGO>

Performance Detail

Best Performers

Our two best performing stocks are somewhat surprising as they are from areas of the market that investors dislike the most - consumer related stocks and financials. The Fund's best performing stock, on a dollar basis, this year was Ross Stores up 18% ($6.6 million gain). Ross is a retailer that operates 900 Ross Dress for Less Stores in 27 states. These stores feature brand name merchandise at low prices. Customers love the "treasure hunt" aspect of going to a Ross Store and looking for new merchandise. The second best performing stock, on a dollar basis, was Westamerica Bank up 17% ($6 million gain). Westamerica is a bank located in Northern California. Management has done an outstanding job avoiding the credit problems afflicting other banks. The third best performing stock was Barr Pharmaceutical which was up 22% ($2.6 million gain) when we sold it in July. The company was acquired by Teva Pharmaceutical.

Worst Performers

With the majority of stocks down for the year, our worst performers tended to be our larger positions. The worst performer, on a dollar basis, was White Mountains Insurance down 47% ($26 million loss). White Mountains is a property and casualty insurance company selling home, auto, and reinsurance products. As a financial company, the stock was hurt by the fears impacting all financial companies about investment losses and potential capital raising. While the company did sustain significant losses in its stock portfolio, the bond portfolio has performed well. In November, A.M. Best affirmed the company's ratings. The stock sells at the lowest multiple to book value in more than ten years.

The second worst performer was Meredith Corporation down 67% ($19 million loss) for the year. Meredith is a media company with magazine and television properties. You may know Meredith through its flagship magazine - Better Homes & Gardens. The stock is down reflecting a reduction in advertising spending. While we acknowledge that sales and profits will be down at Meredith the company will continue to generate cash profits. When the economy improves and advertisers want to reach their customers Meredith will be positioned to increase sales and profits.

The third worst performer was Forest City Enterprises down 85% ($16 million loss). Forest City is a commercial real estate owner and developer. Concerns about the ability of real estate companies to refinance debt over the next few years have caused the stock price of all real estate companies to decline - including Forest City. Given the size of the loss, we sold our shares in Forest City so that we could realize the loss and reduce the capital gain we pay to our shareholders. We are currently analyzing the company's debt position and may repurchase this stock in the future.

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FAM Value Fund                                                                                                                <LOGO>

Our Investment Strategy

The world is experiencing a reduction in leverage (borrowed money). This means that consumers will spend less, investors will reduce debt, and financial institutions will have less money to lend. Because of this deleveraging, future economic growth will be less than it has been over the last few years. Companies that have a lot of debt will have problems. In addition, many companies - both public and private - will go out of business. We see this today in industries like retailing, trucking and home building. We expect the marginal companies in many industries will go away as capacity has to be reduced to a new, reduced level of demand. These actions will result in slower growth, less spending and higher unemployment over the near term.

Given this grim economic outlook many investors seem paralyzed. The record inflows into money market funds and treasury bills show that investors have no interest in stocks. It is during this period of economic turmoil that we want to describe our investment strategy, which we call "own the winners." We seek to own a collection of businesses that have strong balance sheets, generate more cash than they need, and are managed by good people. Strong balance sheets means no, or a low amount of, debt. It is virtually impossible to go bankrupt if you don't owe anyone any money! By generating more cash than they need, companies can comfortably pay their dividends, invest in their businesses, make acquisitions, and repay any debt coming due. The companies that have failed in 2008 did so because they did not have the cash to pay their obligations. Finally, in this environment management is crucial. We are happy to own many well-managed companies. In many cases the companies in our portfolio are run by the best managers in their industry. These companies are the winners.

To make sure we own the winners we continue to do our homework, carefully reading financial statements, talking to management teams, and meeting with management face to face. We conducted over fifty visits with the companies that we owned in 2008. If we believe that the company is not a winner, we will act and remove the stock from the Fund.

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FAM Value Fund                                                                                                                <LOGO>

Long Term Returns

Average Annual Total Returns as of December 31, 2008
					Life of Fund
	1-Year	3-Year	5-Year	10-Year	(1/2/87)
FAM Value Fund
(Investor Shares)	-28.68%	-8.37%	-1.04%	3.90%	9.43%
(Advisor Shares)*	-30.19%	-9.58%	-2.16%	N/A	*
S&P 500 Index	-37.00%	-8.38%	-2.22%	-1.41%	8.62%
Russell 2000 Index	-33.79%	-8.29%	-0.93%	3.02%	7.76%
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*FAM Value Fund Advisor Shares were launched on July 1, 2003. The return since inception is 0.23%
The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Thank you for investing with us in the FAM Value Fund.

Sincerely,
/s/ John D. Fox                                                                            /s/ Thomas O. Putnam
John D. Fox,                                                                               CFA Thomas O. Putnam
Co-Manager                                                                                      Co-Manager

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FAM Value Fund - Performance Summary                                                                                           <LOGO>

Annual Total Investment Returns:

JANUARY 2, 1987 TO DECEMBER 31, 2008
	FAM VALUE FUND
	INVESTOR SHARES	ADVISOR SHARES*	RUSSELL 2000 INDEX	S&P 500 INDEX
FISCAL YEAR	TOTAL RETURN		TOTAL RETURN	TOTAL RETURN
1987	-17.40%	-	-8.77%	5.25%
1988	35.50%	-	24.89%	16.61%
1989	20.32%	-	16.24%	31.69%
1990	-5.36%	-	-19.50%	-3.11%
1991	47.63%	-	46.05%	30.47%
1992	25.08%	-	18.42%	7.60%
1993	0.21%	-	18.90%	10.06%
1994	6.82%	-	-1.82%	1.31%
1995	19.71%	-	28.44%	37.53%
1996	11.23%	-	16.54%	22.95%
1997	39.06%	-	22.37%	33.35%
1998	6.19%	-	-2.55%	28.58%
1999	-4.84%	-	21.26%	21.04%
2000	19.21%	-	-3.03%	-9.10%
2001	15.07%	-	2.49%	-11.88%
2002	-5.33%	-	-20.48%	-22.09%
2003	24.98%	12.99%	47.25%	28.67%
2004	16.86%	15.91%	18.33%	10.88%
2005	5.56%	4.62%	4.55%	4.91%
2006	8.73%	7.96%	18.37%	15.79%
2007	-0.79%	-1.91%	-1.57%	5.49%
2008	-28.68%	-30.19%	-33.79%	-37.00%

*FAM Value Fund Advisor Shares were launched on July 1, 2003.

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FAM Value Fund - Performance Summary                                                                                        <LOGO>

The chart below depicts the change in the value of a $10,000 investment in Investor Shares of the FAM Value Fund, since inception of January 2, 1987, as compared with the growth of the Standard & Poor's 500 Index and the Russell 2000 Index during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Standard & Poor's 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FAM VALUE FUND, THE RUSSELL 2000 INDEX, AND THE S&P 500

                            S&P 500              Russell 2000           FAM Value Fund

1987                      10000                      10000                      10000
1988                      12278                      11391                      11193
1989                      16170                      13236                      13466
1990                      15669                      10655                      12740
1991                      20448                      15567                      18808
1992                      22002                      18432                      23517
1993                      24224                      21915                      23565
1994                      24539                      21521                      25175
1995                      33741                      27632                      30143
1996                      41468                      32192                      33523
1997                      55318                      39403                      46618
1998                      71139                      38378                      49502
1999                      86078                      46553                      47105
2000                      78245                      45156                      56152
2001                      68934                      46285                      64623
2002                      53699                      36797                      61179
2003                      69111                      54202                      76464
2004                      76591                      64157                      89356
2005                      80352                      67076                      94323
2006                      93039                      79398                      102553
2007                      98147                      78151                      101800
2008                      61803                      51744                      72604

This information represents past performance of Investor Shares of the FAM Value Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

An investment of $10,000 in the Advisor Shares of the FAM Value Fund since the inception date of this share class,
July 1, 2003, would have changed in value to $10,129 by December 31, 2008.

Average Annual Total Returns as of December 31, 2008
					Life of Fund
	1-Year	3-Year	5-Year	10-Year	(1/2/87)
FAM Value Fund
(Investor Shares)	-28.68%	-8.37%	-1.04%	3.90%	9.43%
(Advisor Shares)*	-30.19%	-9.58%	-2.16%	N/A	*
S&P 500 Index	-37.00%	-8.38%	-2.22%	-1.41%	8.62%
Russell 2000 Index	-33.79%	-8.29%	-0.93%	3.02%	7.76%
__________
*FAM Value Fund Advisor Shares were launched on July 1, 2003. The return since inception is 0.23%
The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FAM Value Fund - Portfolio Data (Unaudited)                                                                                               <LOGO>

As of December 31, 2008

TOP TEN EQUITY HOLDINGS
(% of Total Investments)
Brown & Brown, Inc.	6.6%
Berkshire Hathaway, Inc. - Class A	4.6%
White Mountains Insurance Group, Ltd.	4.5%
John Wiley & Sons, Inc. - Class A	3.9%
Heartland Express, Inc.	3.5%
YUM! Brands, Inc.	3.5%
Markel Corporation	3.2%
IDEX Corporation	3.1%
Johnson & Johnson	3.1%
Pediatrix Medical Group, Inc.	2.9%

COMPOSITION OF TOTAL INVESTMENTS
Money Market Fund	19.2%
Property & Casualty Insurance	12.3%
Machinery & Equipment	8.2%
Transportation	6.7%
Insurance Agency	6.6%
Health Care Services	6.3%
Retail Stores	4.7%
Publishing	3.9%
Banking	3.7%
Restaurants	3.5%
Diversified Manufacturing	3.3%
Diversified Healthcare	3.1%
Recreation and Entertainment	2.8%
Construction Materials	2.5%
Electronic Equipment	2.2%
Investment Management	2.2%
Media	2.0%
Other	6.8%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

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FAM Value Fund - Expense Data (Unaudited)                                                                                      <LOGO>

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1 fees on the Advisor Class Shares only) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (6/30/2008 to 12/31/2008).

Actual Expenses

Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                     13

FAM Value Fund - Expense Data (Unaudited)                                                                                     <LOGO>

SIX MONTHS ENDED DECEMBER 31, 2008
		Beginning Account Value 6/30/2008	Ending Account Value 12/31/2008	Expenses Paid During Period

	Ongoing Costs Based on Actual Fund Return
A.	Investor Share Class	$1,000.00	$ 804.44	$ 5.67*
B.	Advisor Share Class	$1,000.00	$ 793.80	$10.06**

	Ongoing Costs Based on Hypothetical 5% Yearly Return
C.	Investor Share Class	$1,000.00	$1,018.85	$ 6.34*
D.	Advisor Share Class	$1,000.00	$1,013.93	$11.29**

*Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.25%), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).

**Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.25%), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).

                                                                                                     14

FAM Value Fund - Statement of Investments                                                                    <LOGO>

December 31, 2008

	SHARES	VALUE
COMMON STOCKS (80.8%)
Automotive (0.8%)
CarMax, Inc.* specialty retailer of used cars and light-trucks in the United States	600,000	$ 4,728,000

Banking (3.7%)
M&T Bank Corporation bank holding company that provides commercial and retail banking services to individuals, businesses, corporations and institutions in the Northeast and Mid-Atlantic	100,000	5,741,000
TCF Financial Corporation holding company that offers various banking services throughout the United States	796,000	10,873,360
Westamerica Bancorporation provides banking services to individual and corporate customers in northern and central California	113,100	5,785,065 22,399,425

Commercial Services (1.0%)
McGrath RentCorp . modular building and electronic test equipment rentals, subsidiary classroom manufacturing	275,000	5,874,000

Construction Materials (2.5%)
Martin Marietta Materials produces aggregates for the construction industry	98,443	9,556,846
Vulcan Materials Company produces, distributes and sells construction aggregates and industrial and specialty chemicals	80,065	5,570,923 15,127,769

Diversified Health Care (3.1%)
Johnson & Johnson manufacture and sales of various products in the health care field	305,000	18,248,150

See Notes to Financial Statements

                                                                                                     15

FAM Value Fund - Statement of Investments continued                                                                                      <LOGO>

December 31,2008
	SHARES	VALUE
Diversified Manufacturing (3.3%)
General Electric Company diversified industrial manufacturer	456,875	$ 7,401,375
Illinois Tool Works, Inc. manufactures engineered products such as plastic and metal components and fasteners and specialty systems which consist of machinery and consumable products	359,950	12,616,248 20,017,623

Electronic Equipment (2.2%)
Zebra Technologies Corp. - Class A* designs, manufactures and supports bar code label printers	648,502	13,138,651

Health Care Services (6.3%)
Amsurg Corp.* develops, acquires and operates practice-based ambulatory surgery centers in partnership with physician practice groups in the U.S.	696,150	16,248,141
Laboratory Corp. of America Holdings* . operates as an independent clinical laboratory company in the United States	67,000	4,315,470
Pediatrix Medical Group, Inc.* healthcare services company focused on physician services for newborn, maternal-fetal and other pediatric subspecialty care	545,700	17,298,690 37,862,301

Home Furnishings (0.6%)
Mohawk Industries, Inc.* produces floor covering products for residential and commercial applications	88,100	3,785,657

Insurance Agency (6.6%)
Brown & Brown, Inc. one of the largest independent general insurance agencies in the U.S.	1,879,696	39,285,646
See Note to Financial Statements. 16 FAM Value Fund - Statement of Investments continued <LOGO> December 31, 2008
	SHARES	VALUE
Investment Management (2.2%)
Federated Investors, Inc. - Class B provides investment management products and services primarily to mutual funds	407,500	$ 6,911,200
Franklin Resources, Inc. provides investment management and fund administration services as well as retail-banking and consumer lending services	100,000	6,378,000 13,289,200

Life Insurance (1.4%)
Protective Life Corporation individual and group life/health insurance and guaranteed investment contracts	591,400	8,486,590

Machinery & Equipment (8.2%)
Donaldson Company, Inc. designs, manufactures and sells filtration systems and replacement parts	371,200	12,490,880
Graco, Inc. supplies systems and equipment for the management of fluids in industrial, commercial and vehicle lubrication applications	261,550	6,206,582
IDEX Corporation manufactures proprietary, highly engineered industrial products and pumps	771,750	18,637,763
Kaydon Corporation custom-engineers products including bearings, filters, and piston rings	341,100	11,716,785 49,052,010

Media (2.0%)
Meredith Corporation magazine publishing and tv broadcasting	701,450	11,742,273

Mining and Construction Machinery (0.4%)
Joy Global, Inc. . manufactures and markets underground mining machinery and surface mining equip- ment for the extraction of coal and other minerals and ores	100,000	2,289,000

See Notes to Financial Statements

                                                                                                     17

FAM Value Fund -Statement of Investments continued                                                                      <LOGO>

December 31, 2008
	SHARES	VALUE
Property and Casualty Insurance (12.3%)
Berkshire Hathaway Inc. - Class A* holding company for various insurance and industrial companies	285	$ 27,531,000
Markel Corporation* sells specialty insurance products	64,850	19,390,150
White Mountains Insurance Group, Ltd. personal property and casualty, and reinsurance	101,275	27,051,565 73,972,715

Publishing (3.9%)
John Wiley & Sons, Inc. - Class A publisher of print and electronic products, specializing in scientific, technical professional and medical books and journals	661,700	23,543,286

Real Estate Development (1.8%)
Brookfield Asset Management, Inc. - Class A . publicly owned asset management holding company that invests in property, power and infrastructure sections	725,000	11,070,750

Recreation and Entertainment (2.8%)
International Speedway Corporation - Class A owns and operates auto racing tracks including Daytona	585,688	16,826,816

Restaurants (3.5%)
YUM! Brands, Inc. quick service restaurants including KFC, Pizza Hut and Taco Bell	660,600	20,808,900

Retail Stores (4.7%)
Bed Bath & Beyond, Inc.* national chain of retail stores selling domestic merchandise such as bed linens, bath items, kitchen textiles and home furnishings	560,600	14,250,452
See Notes to Financial Statements. 18 FAM Value Fund - Statement of Investments continued <LOGO> December 31, 2008
	SHARES	VALUE
Ross Stores, Inc. chain of off-price retail apparel and home accessories stores	436,422	$ 12,974,826
Whole Foods Market, Inc. national grocery store selling organic and natural products	100,000	944,000 28,169,278

Transportation (6.7%)
Forward Air Corporation provides surface transportation and related logistics services to the deferred air freight market in North America	554,233	13,451,234
Heartland Express, Inc. short-to-medium-haul truckload carrier of general commodities	1,333,333	21,013,328
Knight Transportation, Inc. transportation of general commodities in the U.S.	366,900	5,914,428 40,378,990

Wholesale Distribution (0.8%)
Pool Corporation wholesale distributor of swimming pool supplies	275,950	4,958,821

Total Common Stocks (Cost $420,857,991)		$485,055,851

TEMPORARY INVESTMENTS (19.2%)
Money Market Fund (19.2%)
AIM Short Term Treasury Fund (0.30%)**	115,017,659	$115,017,659
Total Temporary Investments (Cost $115,017,659)		$115,017,659
Total Investments (Cost $535,875,650) (100%)		$600,073,510

*Non-income producing securities.
**The rate shown represents the effective yield at 12/31/08.

See Notes to Financial Statements.

                                                                                                     19

FAM Value Fund                                                                                                                <LOGO>

December 31, 2008
STATEMENT OF ASSETS AND LIABILITIES
Assets
Investments in securities at value (Cost $535,875,650)	$600,073,510
Cash	350,108
Dividends and interest receivable	507,148
Receivable for fund shares sold	943,123
Total Assets	601,873,889
Liabilities
Payable for investment securities purchased	1,153,188
Payable for fund shares redeemed	3,207,190
Accrued investment advisory fee	483,442
Accrued shareholder servicing and administrative fees	82,021
Accrued expenses	150,286
Total Liabilities	5,076,127
Net Assets
Sources of Net Assets:
Net capital paid in on shares of beneficial interest	$533,087,221
Undistributed net investment income	29,692
Accumulated net realized losses	(517,011)
Net unrealized appreciation	64,197,860
Net Assets	$596,797,762
Net Asset Value Per Share (unlimited shares of beneficial interest authorized at $.001 par value) Investor Class Shares - based on net assets of $592,503,646 and 18,389,581 shares outstanding	$32.22
Advisor Class Shares- based on net assets of $4,294,116 and 138,583 shares outstanding	$30.99

See Notes to Financial Statements.

                                                                                                     20

FAM Value Fund                                                                                                                <LOGO>

Year Ended December 31, 2008
STATEMENT OF OPERATIONS
INVESTMENT INCOME
Income
Dividends	$ 10,588,859
Interest	1,654,952
Total Investment Income	12,243,811

Expenses
Investment advisory fee (Note 2)	7,280,198
Administrative fee (Note 2)	616,397
Shareholder servicing and related expenses (Note 2)	505,482
Printing and mailing	177,698
Professional fees	124,750
Registration fees	58,454
Custodial fees	96,726
Trustees fees	53,921
Officers fees (Note 2)	36,065
Distribution and Service Fees - Advisor Class Shares (Note 2)	61,376
Other	71,046
Total Expenses	9,082,113
Expenses Paid Indirectly (Note 3)	(6,497)
Net Expenses	9,075,616
Net Investment Income	3,168,195

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(856,991)
Realized gain distributions from other investment companies	339,979
Net change in unrealized appreciation/depreciation of investments	(237,977,839)
Net Realized and Unrealized Loss on Investments	(238,494,851)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(235,326,656)

See Notes to Financial Statements.

                                                                                                     21

FAM Value Fund                                                                                                                <LOGO>

Years Ended December 31, 2008 and 2007
STATEMENT OF CHANGES IN NET ASSETS
	2008	2007
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,168,195	$ 4,497,521
Net realized gain/(loss) on investments	(856,991)	62,631,695
Realized gain distributions from other investment companies	339,979	1,739,512
Unrealized depreciation of investments	(237,977,839)	(70,486,406)
Net Decrease in Net Assets From Operations	(235,326,656)	(1,617,678)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(3,150,825)	(4,486,236)
Advisor Class	-	-
Net realized gain on investments
Investor Class	(16,028)	(63,799,876)
Advisor Class	-	(569,131)
Return of capital distributions - Investor Class	(8,133)	-
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 4)	(43,381,518)	(101,512,904)
Total Decrease in Net Assets	(281,883,160)	(171,985,825)

NET ASSETS:
Beginning of Year	878,680,922	1,050,666,747
End of Year	$ 596,797,762	$ 878,680,922
Undistributed net investment income	$ 29,692	$ 11,285

See Notes to Financial Statements.

                                                                                                     22

FAM Value Fund - Notes to Financial Statements                                                   <LOGO>

Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since January 2, 1987 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution and service fee expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

a) Valuation of Securities

Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in AIM Short Term Treasury Fund are valued at that fund's net asset value.

Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2008:

                                                                                                     23

FAM Value Fund - Notes to Financial Statements                                                             <LOGO>

                    Valuation Inputs                                          Investments in Securities

                Level 1 - Quoted prices                                      $ 600,073,510

                Level 2 - Other significant

                observable inputs                                                 $  -

                Level 3 - Significant

                unobservable inputs                                              $ -

            Total                                                                         $ 600,073,510

b) Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

FIN 48 provides guidance for how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year and recognized as: a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Management has evaluated the application of FIN 48 and has determined it has no impact on the financial statements. Tax years 2005 through present remain subject to examination by U.S. and New York taxing authorities.

c) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d) Other

Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain

                                                                                                     24

FAM Value Fund - Notes to Financial Statements                                                                 <LOGO>

and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts. As of December 31, 2008 the Fund recorded a $1,037 reclassification to increase undistributed net investment income and decrease accumulated net realized losses.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2008 to 0.95% of the Fund's average daily net assets in excess of $1 billion. No such waiver was required for the year ended December 31, 2008. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor. The CCO is an officer of the Fund and compensated by the Fund in the amount of $36,065 as well as an officer of the Advisor and compensated additionally by the Advisor.

The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the year ended December 31, 2008 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.28% and 2.28% of the average daily net assets of the Investor Class and Advisor Class, respectively. No such reimbursement was required for the year ended December 31, 2008.

FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.33 per shareholder account. For the year ended December 31, 2008, shareholder servicing agent fees paid to FSS amounted to $505,482. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.085% on the first $750,000,000 of the Fund's average daily net assets, 0.075% thereafter. For the year ended December 31, 2008, Fund administrative fees amounted to $616,397.

Fenimore Securities, Inc. (FSI), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.

                                                                                                     25

FAM Value Fund - Notes to Financial Statments                                                                     <LOGO>

Note 3. Indirect Expenses

The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest bearing custody account. For the year ended December 31, 2008, this arrangement reduced the Fund's custodian fees by $6,497.

Note 4. Shares of Beneficial Interest

At December 31, 2008 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the year ended December 31, 2008, redemption fees amounted to $847 and were credited to paid-in capital. Transactions were as follows:

	YEAR ENDED 12/31/08		YEAR ENDED 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Investor Class	3,807,383	$136,076,418	1,230,162	$63,167,925
Advisor Class	6,354	256,585	13,920	695,414
Shares issued on
reinvestment of distributions
Investor Class	96,951	3,080,146	1,449,817	65,647,727
Advisor Class	-	-	12,032	532,433
Shares redeemed
Investor Class	(4,694,518)	(181,344,375)	(4,490,926)	(230,126,546)
Advisor Class	(38,760)	(1,450,292)	(28,605)	(1,429,857)
Net Decrease from Investor Class
Share Transactions	(790,184)	$(42,187,811)	(1,810,947)	$(101,310,894)
Net Decrease from Advisor Class
Share Transactions	(32,406)	$(1,193,707)	(2,653)	$(202,010)

Note 5. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investment securities, other than short-term obligations were $81,885,846 and $178,796,022, respectively. The cost of securities for federal income tax purposes is substantially the same as shown in the statement of investments.

                                                                                                     26

FAM Value Fund - Notes to Financial Statments                                                   <LOGO>

Note 6. Income Taxes and Distribution to Shareholders

The components of accumulated income/losses on a tax basis at December 31, 2008 were as follows:

Undistributed Ordinary Income	$ 29,692
Capital Loss Carry forward	$(517,011)

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes of $535,875,650, was as follows:

Unrealized appreciation	$134,167,953
Unrealized depreciation	(69,970,093)
Net unrealized appreciation	$ 64,197,860

The tax composition of dividends and distributions to shareholders for the years ended December 31, 2008 and 2007 were as follows:

	2008	2007
Ordinary income	3,150,825	12,202,304
Long-term capital gain	16,028	56,652,939
Return of capital	8,133	-
	$3,174,986	$68,855,243

As of December 31, 2008 the Fund had $517,011 in net capital loss carry forwards which are available to offset future realized gains, if any. To the extent the carry forward is used to offset future gains, it is probable the amount offset will not be distributed to shareholders. The net capital loss carry forwards expire in 2016.

Note 7. Line of Credit

FAM Value Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $200,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2009, when any advances are to be repaid. During the year ended December 31, 2008 no amounts were drawn from the available line.

Note 8. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Advisor, The Fund expects the risk of loss to be remote.

                                                                                                     27

FAM Value Fund - Notes to Financial Statments                                                                           <LOGO>

Note 9. Financial Highlights

FAM VALUE FUND - INVESTOR CLASS SHARES
Per share information	Years Ended December 31,
(For a share outstanding throughout the year)	2008	2007	2006	2005	2004
Net asset value, beginning of year	$45.42	$49.65	$48.00	$46.65	$41.15
Income/Loss from investment operations:
Net investment income -	0.18	0.25	0.24	0.39	0.09
Net realized and unrealized gain/(loss) on investments	(13.21)	(0.66)	3.96	2.2	6.84
Total from investment operations	(13.03)	(0.41)	4.20	2.59	6.93
Less distributions:
Dividends from net investment income	(0.17)	(0.25)	(0.31)	(0.37)	(0.07)
Distributions from net realized gains	-*	(3.57)	(2.24)	(0.87)	(1.36)
Return of capital	-*	-	-	-	-
Total distributions	(0.17)	(3.82)	(2.55)	(1.24)	(1.43)
Change in net asset value for the year	(13.20)	(4.23)	1.65	1.35	5.5
Net asset value, end of year	$32.22	$45.42	$49.65	$48.00	$46.65
Total Return	(28.68)%	(0.79)%	8.73%	5.56%	16.86%

Ratios/supplemental data
Net assets, end of year (000)	$592,504	$871,090	$1,042,174	$1,089,369	$915,742

Ratios to average net assets of:
Expenses	1.24%	1.19%	1.18%	1.18%	1.20%
Net investment income	0.44%	0.45%	0.49%	0.82%	0.20%
Portfolio turnover rate	12.60%	8.74%	17.53%	14.25%	10.29%

- Based on average shares outstanding.

*Per share amount is less than $0.005

                                                                                                     28

FAM Value Fund - Notes to Financial Statments                                                                   <LOGO>

Note 9. Financial Highlights (continued)

FAM VALUE FUND - ADVISOR CLASS SHARES
Per share information	Years Ended December 31,
(For a share outstanding throughout the year)	2008	2007	2006	2005	2004
Net asset value, beginning of year	$44.39	$48.91	$47.37	$46.11	$40.96
Income/Loss from investment operations:
Net investment loss -	(0.22)	(0.28)	(0.25)	(0.09)	(0.35)
Net realized and unrealized gain (loss) on investments	(13.18)	(0.67)	4.03	2.22	6.86
Total from investment operations	(13.40)	(0.95)	3.78	2.13	6.51
Less distributions:
Dividends from net investment income	-	-	-	-	-
Distribution from net realized gains	-	(3.57)	(2.24)	(0.87)	(1.36)
Total distributions	-	(3.57)	(2.24)	(0.87)	(1.36)
Change in net asset value for the year	(13.40)	(4.52)	1.54	1.26	5.15
Net asset value, end of year	$30.99	$44.39	$48.91	$47.37	$46.11
Total Return	(30.19)%	(1.91)%	7.96%	4.62%	15.91%

Ratios/supplemental data
Net assets, end of year (000)	$4,294	$7,591	$8,494	$7,992	$5,479

Ratios to average net assets of:
Expenses	2.24%	2.19%	2.18%	2.18%	2.20%
Net investment loss	(0.56)%	(0.55)%	(0.51)%	(0.19)%	(0.80)%
Portfolio turnover rate	12.60%	8.74%	17.53%	14.25%	10.29%

-Based on average shares outstanding.

                                                                                                     29

FAM Value Fund -
Report of Independent Registered Public Accounting Firm                              <LOGO>

To the Board of Trustees of Fenimore Asset Management Trust
and Shareholders of The FAM Value Fund

We have audited the statement of assets and liabilities, including the statement of investments, of FAM Value Fund, a series of shares of beneficial interest of Fenimore Asset Management Trust, as of December 31, 2008, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2006 have been audited by other auditors, whose report dated February 1, 2007, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The FAM Value Fund as of December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
February 11, 2009

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FAM Value Fund                                                                                                                 <LOGO>

Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreements (the "Agreements") with the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to renew the Agreements between the Funds and the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board's consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board engaged in a thorough review process to determine whether or not to continue the Agreements with the Advisor. After receiving the materials they had requested to assist them with their review, the Board had a preliminary meeting by conference call on November 12, 2008, with representatives of the Advisor in order to discuss the proposed continuation of the Agreements and to review the materials that had been presented. The Board then requested certain additional information which the Advisor provided and the Board also met separately on November 18, 2008 and then with representatives of the Advisor on two occasions on November 18 and 19, 2008 prior to their required in-person meeting in order to further consider and discuss the proposed continuation of the Agreements.

The Board then met to consider the continuation of the Agreements at an in-person meeting of the Board held on November 19, 2008. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds on a long-term basis (five years and longer) and over shorter time periods (less than five years). In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board took note of management's stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board

                                                                                                     31

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FAM Value Fund                                                                                                                <LOGO>

also considered and discussed with the Advisor their focus on "value investing" which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as "growth investing." The Board also took into consideration the Advisor's stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it was beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that the Advisor has been able to achieve favorable long-term performance results for the Funds and when performance is adjusted for risk, it shows even more favorable results.

The Board also took note of the long-term relationship between the Advisor and the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of the Funds since the inception of each of the Funds. In connection with this, the Board took note of the fact that Thomas Putnam, the Chairman and founder of the Advisor and the co-manager of each of the Funds, has been advising each of the Funds since their inception, during which time the Funds have experienced favorable long-term investment results on a comparative basis. The Board also noted that the Advisor has continued to retain and develop additional portfolio managers and investment analysts to work with Mr. Putnam in an effort to provide for the continued long-term management and oversight of the Funds and their portfolios.

In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services noting that they were of a high caliber. The Board considered that the Funds receive administrative and accounting services from an affiliate of the Advisor, FAM Shareholder Services, Inc. ("FSS"), and the Board reviewed the fees paid to FSS and the services provided to the Funds and their shareholders by FSS during the past year and determined that the fees were fair and reasonable and that the services provided are useful and beneficial to the ongoing operations of the Funds given that the services provided by FSS are separate and distinct services apart from the investment advisory services provided to the Funds by the Advisor The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore Securities, Inc., ("FSI"), and the Board reviewed the distribution related services provided by FSI, the distribution fees received by FSI in connection with its distribution of the Advisor Class of shares of the Funds, and they determined that the fees were fair and reasonable and that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds. In the course of reviewing the nature and quality of the services provided to the Funds and their shareholders by the Advisor and its affiliates, the Board took into consideration the very favorable scores that had been awarded to the Funds by their shareholders as indicated in the results of the "Mutual Fund Shareholder Satisfaction Survey" conducted by the National Investment Company

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FAM Value Fund                                                                                                                <LOGO>

Service Association, the not-for-profit trade association serving the operations sector of the mutual fund industry.

The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board also took note of the fact that the Advisor bears the entire cost associated with the Funds' participation in various "mutual fund supermarket" programs out of its own resources, noting that this is beneficial to the Funds because it allows them to be held by a wide array of shareholders in a convenient manner.

The Board reviewed the Advisor's brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that the Advisor does not have any express arrangements in place with respect to "soft dollar" arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services. With respect to the Advisor's brokerage practices, the Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

The Board also considered information regarding the fees that the Advisor charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds' fees were reasonable when compared to the relevant circumstances of the types of accounts involved.

In connection with the Board's consideration of the ways in which economies of scale are reflected with respect to the Agreements, the Board took note of the fact that the Advisor has, since January 1, 2005, maintained voluntary expense limitation arrangements with the Funds pursuant to which the investment advisory fees payable to the Advisor by each of the Funds is reduced on assets in excess of $1 billion from the stated contractual rate of 1.00% of the average daily net assets of each respective Fund to 0.95% of the average daily net assets of those assets in each Fund in excess of $1 billion, and it was further noted by the Board that the Advisor had agreed to extend the term of the voluntary expense limitation agreements for the one-year period from January 1, 2009 through December 31, 2009. This limitation on the amount of the investment advisory fees payable under the Agreements is in addition to the contractual arrangement in place with respect to each of the Funds pursuant to which the Advisor has previously agreed to limit the total operating expenses of each class of shares of the Funds and is reviewed by the Board each year in connection with the further continuation of the Agreements.

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FAM Value Fund                                                                                                                <LOGO>

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds on a long-term basis, the commitment of the Advisor to the successful operation of the Funds, and the level of expenses of the Funds, as well as the Advisor's willingness to enter into agreements to reduce the overall operating expenses of the Funds and the investment advisory fees payable by the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period, subject to the applicable limitations on the total operating expenses of the Funds and the investment advisory fees payable by the Funds as considered and approved at the meeting.

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
FAM Equity-Income Fund                                                                                                                 <LOGO>

Dear Fellow Equity-Income Fund Shareholder:

2008 will go into the history books alongside 1929 and 1987 as years that the stock market crashed. While the crashes of 1929 and 1987 were touched off by very different events, they have one common characteristic, in each case the market recovered!

For the year, the Fund declined by 29% which is the worst year the Fund has ever posted. The only consolation is that the Fund was down much less than the broader market as measured by the indices below.

FAM Equity-Income Fund Investor Class                                      -29.04%

S&P 500                                                                                      -37.00%

Russell 2000                                                                                 -33.79%

Nasdaq                                                                                         -42.42%

The downturn in the market didn't just affect U.S. stocks; it was a global phenomenon. Almost everything was down for the year. Corporate bonds, international stocks, and especially oil (-54%) declined for the year. Even gold declined during the worst of the meltdown, but managed to eek out a small gain of 4.3%; it remains down 14% from its high in March.

Despite the performance of the Fund, all the companies in the portfolio were profitable (made money) on an operating basis in 2008. We expect all the companies to continue to make money in 2009, although it may be less than in 2008. We stress this because many businesses are in trouble or have filed for bankruptcy. The headlines point this out on a daily basis, but they never seem to talk about the companies that will be the winners coming out of this downturn. Through our due diligence we believe we own winners.

2008 in Review

Throughout the year we were trimming positions that we felt were overvalued. We trimmed the aggregate companies, industrials, and some retail and financial names. We also sold some names that we thought couldn't achieve our growth targets or carried more risk in the current environment. In addition, we reduced some selective positions to capture the tax-loss so that we could substantially eliminate capital gains being passed on to shareholders, which is a taxable event for certain shareholders. Selling activity allowed the cash position of the Fund to grow throughout the year. At year-end the cash position of the Fund was 22.5% of total investments. This gives us a large amount of "dry powder" to take advantage of buying opportunities that we now see in the market.

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FAM Equity-Income Fund                                                                                                 <LOGO>

We did take new positions in four companies during the year. One Beacon is an insurance company that is majority owned by White Mountains Insurance - another holding in the Fund. We lightened up on White Mountains to buy One Beacon as a way to capture a larger dividend. We also added Brookfield Asset Management, which is a commercial real estate company. On the industrial side, we took a small position in the mining equipment company Joy Global, which is the industry leader. We are attracted to their large, multi-year backlog and the annuity aspect of their replacement parts business. We also took an initial position in American Ecology, which operates hazardous waste landfills. This business is similar to a regular landfill business, but the profitability is much higher because much of the hazardous material requires specialized treatment before it can be placed in the ground.

We should highlight that we did not own any shares of Freddie Mac, Fannie Mae, AIG, Bear Stearns, Lehman Brothers, Washington Mutual, Countrywide Financial, Citigroup, or any of the other companies that were making the bad national headlines.

Performance Detail

Best Performers

If you went to a cocktail party and told people that your best performing stocks for the year were a bank, a retailer, and a trucking company and that they actually had a positive return, they probably wouldn't believe you. It isn't intuitive, but it does show the strong business models of these companies.

Westamerica Bank had a very solid year; it was up 17.1% for the year and contributed $1.523 million to the Fund and it was one of the few bank stocks with a positive return in 2008.  Westamerica was uniquely positioned because they began preparing for a possible downturn roughly two years early and thus avoided many of the riskiest loans.  As a result, its loan portfolio has so far performed much better than many of its peers.  Additionally, Westamerica has a history of buying and fixing troubled banks.  Investors are hopeful they may be able to do so again.

Ross Stores was up 17.8% for the year and contributed $1.293 million to the Fund. Ross is doing a great job growing their business. This discount retailer is benefiting from consumers searching out bargains in this weak economy. Earnings growth accelerated over the last twelve months on top of the 12% earnings growth the previous year. New store growth is funded through internally generated cash flow. Management buys back stock religiously which further enhances the earnings growth of the company. We have owned this stock in the Fund since 2001.

Heartland Express was up 11.7% for the year and contributed $0.396 million to the Fund. This trucking company has benefited from their reputation for making on-time deliveries. Heartland Express is financially strong and has picked up market share as many weaker competitors have gone under in this difficult environment.

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FAM Equity-Income Fund                                                                                                                 <LOGO>

Worst Performers

CBL & Associates Properties share price declined by 64.4% for the year and impacted the Fund by a $3.080 million loss. This owner of 87 malls in smaller towns has been punished by investors over fears of not being able to refinance the mortgages on nine of their malls as they come due in 2009. We believe the company will be able to rollover the mortgages because the loan amounts are much lower than the total value of the property. This is a similar situation to a homeowner refinancing their mortgage with a 50% down payment. The company also reduced their dividend to conserve capital which further lowers the amount they need to borrow to refinance the malls.

Courier Corp was off 43.3% and impacted the Fund's performance by a $2.963 million loss. The company was affected by lower utilization rates in their new 4-color operations. Also, the acquisition of Creative Homeowner has been a drag on earnings as consumers have pulled back on home improvement projects. We expect the text book market to add stability to Courier's results in the coming quarters.

Meredith Corp. was down 67.3% and the Fund experienced a $2.710 million loss. The company has been hurt by falling advertising revenues. As the economy slowed, businesses cut back on their magazine and TV advertising budgets. This trend is universal to the entire media industry. We expect this trend will reverse in a better economy.

What we Look for in an Investment

Each year we highlight what we look for in an investment so that investors can gain an understanding of what they own. This year we think it is even more important given the fear in the markets. First, we seek good businesses that we understand, have a competitive advantage, and possess high profit margins. We also want these businesses to grow and increase their market share.

Second, we want companies that have little or no debt and strong free cash flow, and deploy capital wisely. In today's environment, where the recession is talked about on a daily basis, this may be the most important element. We favor companies that have little or no debt. When companies have a lot of debt they lose financial flexibility. For example, a debt-laden company may have to pass on an attractive acquisition opportunity if no one is willing to provide them with additional financing. The more debt a company has, the more risky it becomes. In every business cycle we see companies that aren't able to make their payments under their debt obligations. They usually don't turn out to be good investments. Our philosophy is "you can't go bankrupt if you don't owe anyone money."

Next, we want enterprises with superior management teams - leaders who are honest, ethical, energetic and have a strong track record of increasing the economic value of their organizations, not just stock prices. The management team sets the tone for the business. They should make sure that all the

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FAM Equity-Income Fund                                                                                                                 <LOGO>

employees are pulling in the same direction to reach the goals of the company. Honest and ethical behavior is critical. We believe the values of a company start at the top and work their way down. We look to the management team to increase the intrinsic value of the company over time.

The final thing we look for in an investment is the valuation. We like to buy stocks that are on sale. That means buying a company for less than we think it is worth; in other words, buying at a discount to our estimate of actual value. We refer to this as a margin of safety and concentrate on minimizing downside risk as well as potential gain. We use many methods to determine the value of a company. Today we see many of our investments selling at attractive valuations due to the fearful environment.

Dividends

All of the companies in the Fund pay a dividend and some of them occasionally have paid special one-time dividends. Dividends represent a portion of the cash flow that a business generates which is given back to the owners of the business, the shareholders.

Dividends are part of the total return of the investment. If a company has a 2% dividend yield and the stock appreciates 8% during the year, the investment has returned 10% for the year (2%+8%=10%). In other words, 20% of the return on the investment came from the dividend. This is also the most reliable part of the total return since we never know what the appreciation will be in any given year. There is also the added benefit of companies increasing their dividend over time. Over the last five years the companies in the Fund have, on average, increased their dividends four times; the average growth in those dividends has been 18%. The point is that investing in companies that pay dividends is a positive way to build wealth.

Outlook

In the beginning of this letter we promised to discuss our reason for optimism in the current market. These are some of our top reasons why we are optimistic about the long term and why we are putting money to work now:

First, the market rose 20% at year end from its bottom, which was set on November 20th. While we have a long way to go to get back to where we were in the first part of 2008, this is a good sign. Keep in mind, there is only one reason stocks go up -- because there are buyers.

Second, there was a lot of forced selling that took place as the market was going down. This ranged from funds and hedge funds that had to sell to meet redemptions and margin calls to CEOs who had to liquidate their holdings in their own companies because the shares were purchased on margin. Additionally, the end of year tax-loss selling is now behind us. Both of these issues put downward pressure on stocks in 2008, but are not factors currently.

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FAM Equity-Income Fund                                                                                                                 <LOGO>

Third, when we studied the last few recessions we noticed a trend. In each case the market turned up well before the economy showed improvement. The market improved even while unemployment was still rising. If this recession follows the patterns of previous recessions, the market could be recovering now, despite the news on the economy worsening.

Fourth, valuations are low. When valuations are low, investors usually swoop in and start buying shares. People always want to know what the catalyst is for a particular stock. We tell them that "valuation is its own catalyst."

Fifth, more than 20% of the Fund's assets were in cash at the end of the year. This means that we have ammunition to take advantage of these historic low valuations. As we write this letter we are buying shares in a company that we never thought would be in range because it was always too expensive. The stock price was cut in half which gave us our opportunity.

Finally, the proposed government stimulus plan will likely have a positive impact on the economy.

This isn't our entire list, but we hope you get the sense that this is a story that doesn't have to have a scary ending.

As always, we appreciate your continued support. We are working daily to invest your hard earned money in businesses that will not only survive these uncertain times, but be winners when we come out the other side.

Sincerely,
/s/ Paul C. Hogan                                      /s/ Thomas O. Putnam
Paul C. Hogan,                                         CFA Thomas O. Putnam
Co-Manager                                            Co-Manager

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
FAM Equity-Income Fund - Performance Summary                                             <LOGO>

Annual Total Investment Returns:

APRIL 1, 1996 TO DECEMBER 31, 2008
	FAM EQUITY-INCOME FUND
	INVESTOR SHARES	ADVISOR SHARES	RUSSELL 2000 INDEX	S&P 500 INDEX
FISCAL YEAR	TOTAL RETURN		TOTAL RETURN	TOTAL RETURN
4/1/96-12/31/96	11.84%	-	10.30%	15.20%
1997	26.90%	-	22.37%	33.35%
1998	4.67%	-	-2.55%	28.58%
1999	-6.98%	-	21.26%	21.04%
2000	17.18%	-	-3.03%	-9.10%
2001	20.79%	-	2.49%	-11.88%
2002	-2.25%	-	-20.48%	-22.09%
2003	20.30%	9.83%	47.25%	28.67%
2004	14.04%	13.05%	18.33%	10.88%
2005	5.75%	4.76%	4.55%	4.91%
2006	6.57%	5.73%	18.37%	15.79%
2007	-3.64%	-4.58%	-1.57%	5.49%
2008	-29.04%	-30.12%	-33.79%	-37.00%

*FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003.

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
FAM Equity-Income Fund - Performance Summary                                                      <LOGO>

The chart below depicts the change in the value of a $10,000 investment in Investor Shares of the FAM Equity-Income Fund, since inception April 1, 1996, as compared with the growth of the Standard & Poor's 500 Index and the Russell 2000 Index during the same period. The information assumes reinvestment of dividends and capital gain distributions. The Standard & Poor's 500 Index is an unmanaged index generally representative of the market for the stocks of large size U.S. companies. The Russell 2000 Index is an unmanaged index generally representative of the market for the stocks of smaller size U.S. companies.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FAM EQUITY-INCOME FUND, THE RUSSELL 2000 INDEX, AND THE S&P 500

                    S&P 500          Russell 2000     FAM Equity-Income Fund

1996              10000              10000              10000
1997               15368              13501            14202
1998               19763               13150             14865
1999               23913               15951             13824
2000               21737               15472            16199
2001               19150              15859              19567
2002              14918                12608            19127
2003               19200               18571            23010
2004               21287               21963             26241
2005               22332               22963             27750
2006               25858               27181            29573
2007              27278               26754              28484
2008               17177              17714              20212

This information represents past performance of Investor Shares of the FAM Equity-Income Fund and is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

An investment of $10,000 in the Advisor Shares of the FAM Equity-Income Fund since the inception date of this share class, July 1, 2003, would have changed in value to $9,170 by December 31, 2008.

Average Annual Total Returns as of December 31, 2008
	1-Year	3-Year	5-Year	10-Year	Life of Fund (4/1/96)
FAM Equity-Income Fund
(Investor Shares)	-29.04%	-10.01%	-2.55%	3.12%	5.68%
(Advisor Shares)*	-30.12%	-10.97%	-3.53%	N/A	*
S&P 500 Index	-37.00%	-8.38%	-2.22%	-1.41%	4.44%
Russell 2000 Index	-33.79%	-8.29%	-0.93%	3.02%	4.68%
__________
*FAM Equity-Income Fund Advisor Shares were launched on July 1, 2003. The return since inception is -1.56%
The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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
FAM Equity-Income Fund - Portfolio Data (Unaudited)                                                                                                                 <LOGO>

As of December 31, 2008

TOP TEN EQUITY HOLDINGS
(% of Total Investment)
John Wiley & Sons, Inc. - Class A	7.0%
Brown & Brown, Inc.	5.7%
Heartland Express, Inc.	5.7%
McGrath RentCorp	5.5%
Johnson & Johnson	5.4%
Ross Stores, Inc.	4.7%
IDEX Corporation	4.3%
Donaldson Company, Inc.	4.3%
Meredith Corporation	3.7%
Forward Air Corporation	3.1%

COMPOSITION OF TOTAL INVESTMENTS
Money Market Fund	22.5%
Machinery & Equipment	10.1%
Publishing	9.3%
Transportation	8.8%
Insurance Agency	5.7%
Commercial Services	5.5%
Diversified Healthcare	5.4%
Investment Management	4.8%
Retail Stores	4.7%
Property & Casualty Insurance	4.6%
Life Insurance	4.1%
Media	3.7%
Banking	3.0%
Diversified Manufacturing	2.9%
Other	4.9%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; (iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders upon request, by calling FAM Funds at 1-800-932-3271.

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
FAM Equity-Income Fund - Expense Data (Unaudited)                                            <LOGO>

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on the Advisor Class Shares; and (2) ongoing costs, including management fees; distribution (and/or service) (12b-1 fees on the Advisor Class Shares only) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (6/30/2008 to 12/31/2008).

Actual Expenses

Lines (A) and (B) of the following table provides information about actual account values and actual expenses for Investor Class Shares and Advisor Class Shares, respectively. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

Lines (C) and (D) of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for the Investor Class Shares and Advisor Class Shares, respectively. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder report of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees. Therefore, lines (C) and (D) of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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
FAM Equity-Income Fund - Expense Data (Unaudited)                                    <LOGO>

SIX MONTHS ENDED DECEMBER 31, 2008
		Beginning Account Value 6/30/2008	Ending Account Value 12/31/2008	Expenses Paid During Period

	Ongoing Costs Based on Actual Fund Return
A.	Investor Share Class	$1,000.00	$ 772.89	$ 6.30*
B.	Advisor Share Class	$1,000.00	$ 766.86	$10.69**

	Ongoing Costs Based on Hypothetical 5% Yearly Return
C.	Investor Share Class	$1,000.00	$1,018.10	$ 7.17*
D.	Advisor Share Class	$1,000.00	$1,013.11	$12.18**

*Expenses are equal to the Fund's Investor Class Shares annualized expense ratio of (1.40%), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).

**Expenses are equal to the Fund's Advisor Class Shares annualized expense ratio of (2.40%), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).

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
FAM Equity-Income Fund - Statement of Investments                                       <LOGO>

December 31, 2008
	SHARES	VALUE
COMMON STOCKS (74.7%)
Banking (3.0%)
M&T Bank Corporation bank holding company that provides commercial and retail banking services to individuals, businesses, corporations and institutions in the Northeast and Mid-Atlantic	21,500	$ 1,234,315
Westamerica Bancorporation provides banking services to individual and corporate customers in northern and central California	17,000	869,550 2,103,865

Commercial Services (5.5%)
McGrath RentCorp modular building and electronic test equipment rentals, subsidiary classroom manufacturing	179,400	3,831,984

Diversified Health Care (5.4%)
Johnson & Johnson manufacture and sales of various products in the health care field	62,500	3,739,375

Diversified Manufacturing (2.9%)
General Electric Company diversified industrial manufacturer	124,221	2,012,380

Electronic Equipment (1.9%)
Cognex Corporation develops, manufactures and markets machine vision systems used to automate manufacturing processes	90,000	1,332,000

Hazardous Waste Disposal (0.7%)
American Ecology Corporation provides radioactive, pcb, hazardous and non-hazardous waste services to commercial and government customers	25,000	505,750
See Notes to Financial Statements. 45 FAM Equity-Income Fund - Statement of Investments continued <LOGO> December 31, 2008

	SHARES	VALUE
Insurance Agency (5.7%)
Brown & Brown, Inc. one of the largest independent general insurance agencies in the U.S.	191,200	$ 3,996,080

Investment Management (4.8%)
Federated Investors, Inc. - Class B provides investment management products and services primarily to mutual funds	105,200	1,784,192
Franklin Resources, Inc. provides investment management and fund administration services as well as retail-banking and consumer lending services	25,000	1,594,500 3,378,692

Life Insurance (1.9%)
Protective Life Corporation individual and group life/health insurance and guaranteed investment contracts	93,219	1,337,693

Machinery & Equipment (10.1%)
Donaldson Company, Inc. designs, manufactures and sells filtration systems and replacement parts	88,800	2,988,120
IDEX Corporation manufactures proprietary, highly engineered industrial products and pumps	125,205	3,023,701
Kaydon Corporation custom-engineers products including bearings, filters, and piston rings	30,800	1,057,980 7,069,801

Media (3.7%)
Meredith Corporation magazine publishing and tv broadcasting	155,373	2,600,944

See Notes to Financial Statements. 46 FAM Equity-Income Fund - Statement of Investments continued <LOGO> December 31, 2008
	SHARES	VALUE
Mining and Construction Machinery (0.4%)
Joy Global, Inc. manufactures and markets underground mining machinery and surface mining equipment for the extraction of coal and other minerals and ores	11,800	$ 270,102

Property and Casualty Insurance (4.6%)
OneBeacon Insurance Group, Ltd. commercial, personal and specialty insurance products	144,000	1,503,360

White Mountains Insurance Group, Ltd. personal property and casualty, and reinsurance	6,375	1,702,826 3,206,186

Publishing (9.3%)
Courier Corporation manufactures and publishes specialty books, including Dover Publications	89,850	1,608,315
John Wiley & Sons, Inc. - Class A publisher of print and electronic products, specializing in scientific, technical professional and medical books and journals	136,650	4,862,007 6,470,322

Real Estate Development (0.4%)
Brookfield Asset Management, Inc. - Class A publicly owned asset management holding company that invests in property, power and infrastructure sectors	16,000	244,320

Real Estate Investment Trust (0.9%)
CBL & Associates Properties, Inc. real estate investment trust (REIT), engaging in the ownership, development, acquisition, leasing, management, and operation of regional malls and community centers	96,500	627,250

See Notes to Financial Statements.

                                                                                                     47

FAM Equity-Income Fund - Statement of Investments continued

<LOGO>
December 31, 2008
	SHARES SHARES	VALUE
Retail Stores (4.7%)
Ross Stores, Inc. chain of off-price retail apparel and home accessories stores	109,641	$ 3,259,627
Transportation (8.8%)
Forward Air Corporation provides surface transportation and related logistics services to the deferred air freight market in North America	90,000	2,184,300
Heartland Express, Inc. short-to-medium-haul truckload carrier of general commodities	250,533	3,948,400 6,132,700

Total Common Stocks (Cost $57,229,552)		$ 52,119,071

PREFERRED STOCKS (2.8%)
Life Insurance (2.2%)
Protective Life Corporation - Preferred D individual and group life/health insurance and guaranteed investment contracts	116,107	1,550,028
Real Estate Investment Trust (0.6%)
CBL & Associates Properties, Inc. - Preferred C real estate investment trust (REIT), engaging in the ownership, development, acquisition, leasing, management, and operation of regional malls and community centers	51,000	408,000

Total Preferred Stocks (Cost $3,142,675)		$ 1,958,028

TEMPORARY INVESTMENTS (22.5%)
Money Market Fund (22.5%)
AIM Short Term Treasury Fund (0.30%)*	15,741,333	$ 15,741,333
Total Temporary Investments (Cost $15,741,333)		$ 15,741,333
Total Investments (Cost $76,113,560) (100%)		$ 69,818,432
*The rate shown represents the effective yield at 12/31/08

See Notes to Financial Statements.

                                                                                                     48

FAM Equity-Income Fund                                                                                  <LOGO>

December 31, 2008
STATEMENT OF ASSETS AND LIABILITIES
Assets
Investments in securities at value (Cost $76,113,560)	$69,818,432
Cash	117,489
Dividends and interest receivable	118,779
Receivable for fund shares sold	1,293
Total Assets	70,055,993
Liabilities
Payable for fund shares redeemed	74,418
Accrued investment advisory fee	49,494
Accrued shareholder servicing and administrative fees	10,087
Accrued expenses	66,979
Total Liabilities	200,978
Net Assets
Sources of Net Assets
Net capital paid in on shares of beneficial interest	$76,323,105
Undistributed net investment income	15,570
Accumulated net realized losses	(188,532)
Net unrealized depreciation	(6,295,128)
Net Assets	$69,855,015
Net Asset Value Per Share (unlimited shares of beneficial interest authorized at $.001 par value) Investor Class Shares - based on net assets of $68,095,662 and 5,104,083 shares outstanding	$13.34
Advisor Class Shares - based on net assets of $1,759,353 and 133,436 shares outstanding	$13.18

See Notes to Financial Statements.

                                                                                                     49

FAM Equity-Income Fund                                                                           <LOGO>

Year Ended December 31, 2008
STATEMENT OF OPERATIONS
INVESTMENT INCOME
Income
Dividends	$ 2,399,450
Interest	167,845
Total Investment Income	2,567,295

Expenses
Investment advisory fee (Note 2)	939,612
Administrative fee (Note 2)	79,867
Shareholder servicing and related expenses (Note 2)	67,451
Printing and mailing	38,612
Professional fees	42,971
Registration fees	34,054
Custodial fees	16,470
Trustees fees	53,921
Officers fees (Note 2)	36,065
Distribution and Service Fees - Advisor Class Shares (Note 2)	24,754
Other	13,777
Total Expenses	1,347,554
Less: Investment advisory fee waived (Note 2)	(6,959)
Expenses Paid Indirectly (Note 3)	(1,832)
Net Expenses	1,338,763
Net Investment Income	1,228,532

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(281,157)
Realized gain distributions from other investment companies	92,625
Net change in unrealized appreciation/depreciation of investments	(31,434,961)
Net Realized and Unrealized Loss on Investments	(31,623,493)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(30,394,961)

See Notes to Financial Statements.

                                                                                                     50

FAM Equity-Income Fund                                                            <LOGO>

Years Ended December 31, 2008
STATEMENT OF CHANGES IN NET ASSETS
	2008	2007
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,228,532	$ 1,152,257
Net realized gain/(loss) on investments	(281,157)	8,409,791
Realized gain distributions from other investment companies	92,625	358,578
Unrealized depreciation of investments	(31,434,961)	(13,507,993)
Net Decrease in Net Assets From Operations	(30,394,961)	(3,587,367)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(1,215,160)	(1,150,497)
Advisor Class	-	-
Net realized gain on investments
Investor Class	(6,059)	(8,512,776)
Advisor Class	-	(254,654)
Return of capital - Investor Class	(80,039)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 4)	(14,266,508)	(17,143,463)
Total Decrease in Net Assets	(45,962,727)	(30,648,757)

NET ASSETS:
Beginning of Year	115,817,742	146,466,499
End of Year	69,855,015	$ 115,817,742
Undistributed net investment income	$ 15,570	$ 1,760

See Notes to Financial Statements.

                                                                                                     51

FAM Equity-Income Fund - Notes to Financial Statements                                        <LOGO>

Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers two classes of shares (Investor Class and Advisor Class since April 1, 1996 and July 1, 2003, respectively). Each class of shares has equal rights as to earnings and assets except the Advisor Class bears its own distribution and service fee expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

a) Valuation of Securities

Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in AIM Short Term Treasury Fund are valued at that fund's net asset value.

Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2008:

                                                                                                     52

FAM Equity-Income Fund - Notes to Financial Statements                                                                                                                 <LOGO>

                    Valuation Inputs                                          Investments in Securities

                Level 1 - Quoted prices                                      $ 69,818,432

                Level 2 - Other significant

                observable inputs                                                 $ -

                Level 3 - Significant

                unobservable inputs                                             $       -

                Total                                                                   $ 69,818,432

b) Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

FIN 48 provides guidance for how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year and recognized as: a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Management has evaluated the application of FIN 48 and has determined it has no impact on the financial statements. Tax years 2005 through present remain subject to examination by U.S. and New York taxing authorities.

c) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d) Other

Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain

                                                                                                     53

FAM Equity-Income Fund - Notes to Financial Statements                                                  <LOGO>

and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts. As of December 31, 2008 the Fund recorded a $438 reclassification to increase undistributed net investment income and increase accumulated net realized loss.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. The Advisor has entered into a voluntary agreement with the Fund to reduce the investment advisory fee for the Fund through December 31, 2008 to 0.95% of the Fund's average daily net assets in excess of $1 billion. No such waiver was required for the year ended December 31, 2008. Thomas Putnam is an officer and trustee of the Fund and also an officer and director of the Advisor. The CCO is an officer of the Fund and compensated by the Fund in the amount of $36,065 as well as an officer of the Advisor and compensated additionally by the Advisor.

The Investment Advisory Contract requires the Advisor to reimburse the Investor Class for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2% of the average daily net assets. For the year ended December 31, 2008 the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.40% and 2.40% of the average daily net assets of the Investor Class and Advisor Class, respectively. Reimbursement was required for the year ended December 31, 2008 in the amount of $6,959 ($6,790 Investor Class and $169 Advisor Class).

FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.33 per shareholder account. For the year ended December 31, 2008, shareholder servicing agent fees paid to FSS amounted to $67,451. Additionally, FSS serves as the Fund administrative agent and receives an annual fee of 0.085% on the first $750,000,000 of the Fund's average daily net assets, 0.075% thereafter. For the year ended December 31, 2008, Fund administrative fees amounted to $79,867.

Fenimore Securities, Inc. ("FSI"), a company also under common control with the Advisor, acts as distributor of the Fund's shares. On July 1, 2003, the Fund adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Advisor Class of shares. Under the plan the Fund pays FSI a total of 1.00% per annum of the Advisor Class shares' average daily net assets.

                                                                                                     54

FAM Equity-Income Fund - Notes to Financial Statements                                  <LOGO>

Note 3. Indirect Expenses

The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest bearing custody account. For the year ended December 31, 2008, these arrangements reduced the Fund's custodian fees by $1,832.

Note 4. Shares of Beneficial Interest

At December 31, 2008 an unlimited number of $.001 par value shares of beneficial interest were authorized. The Advisor Class of shares that are redeemed within the first eighteen months of purchase are subject to a 1.00% redemption fee. For the year ended December 31, 2008, redemption fees amounted to $89 and were credited to paid-in capital. Transactions were as follows:

	YEAR ENDED 12/31/08		YEAR ENDED 12/31/07
	Shares	Amount	Shares	Amount
Shares sold
Investor Class	483,060	$ 8,059,138	489,220	$10,902,449
Advisor Class	1,016	16,850	2,578	56,490
Shares issued on
reinvestment of distributions
Investor Class	74,731	1,205,906	467,046	9,067,767
Advisor Class	-	-	13,076	246,488
Shares redeemed
Investor Class	(1,344,026)	(22,772,922)	(1,662,408)	(36,947,511)
Advisor Class	(45,013)	(775,480)	(21,532)	(469,146)
Net Decrease from Investor Class
Share Transactions	(786,235)	$(13,507,878)	(706,142)	$(16,977,295)
Net Decrease from Advisor Class
Share Transactions	(43,997)	$ (758,630)	(5,878)	$ (166,168)

Note 5. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investment securities, other than short-term obligations were $14,981,507 and $38,028,211, respectively. The cost of securities for federal income tax purposes is substantially the same as shown in the statement of investments.

                                                                                                     55

FAM Equity-Income Fund - Notes to Financial Statements                                                <LOGO>

Note 6. Income Taxes and Distribution to Shareholders

The components of accumulated income/losses on a tax basis at December 31, 2008 were as follows:

Undistributed Ordinary Income	$ 15,570
Capital Loss Carry forward	$(188,532)

The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes of $76,113,560, was as follows:

Unrealized appreciation	$ 8,076,898
Unrealized depreciation	(14,372,026)
Net unrealized depreciation	$ (6,295,128)

The tax composition of dividends and distributions to shareholders for the years ended December 31, 2008 and 2007 were as follows:

	2008	2007
Ordinary income	$1,215,160	$1,343,393
Long-term capital gain	6,059	8,574,534
Return of capital	80,039	-
	$1,301,258	$9,917,927

As of December 31, 2008 the Fund had $188,532 in net capital loss carry forwards which are available to offset future realized gains, if any. To the extent the carry forward is used to offset future gains, it is probable the amount offset will not be distributed to shareholders. The net capital loss carry forwards expire in 2016.

Note 7. Line of Credit

FAM Equity-Income Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $25,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2009, when any advances are to be repaid. During the year ended December 31, 2008, no amounts were drawn from the available line.

Note 8. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Advisor, the Fund expects the risk of loss to be remote.

                                                                                                     56

FAM Equity-Income Fund - Notes to Financial Statements                                                         <LOGO>

Note 9. Financial Highlights

FAM EQUITY-INCOME FUND - INVESTOR CLASS SHARES
Per share information	Years Ended December 31,
(For a share outstanding throughout the year)	2008	2007	2006	2005	2004
Net asset value, beginning of year	$ 19.09	$ 21.61	$ 21.52	$ 20.48	$ 18.27
Income/Loss from investment operations:
Net investment income-	0.23	0.20	0.12	0.14	0.15
Net realized and unrealized gain (loss) on investments	(5.73)	(0.97)	1.30	1.03	2.40
Total from investment operations	(5.50)	(0.77)	1.42	1.17	2.55
Less distributions:
Dividends from net investment income	(0.23)	(0.20)	(0.16)	(0.13)	(0.15)
Distributions from net realized gains	-*	(1.55)	(1.17)	-	(0.19)
Return of capital	(0.02)	-	-	-	-
Total distributions	(0.25)	(1.75)	(1.33)	(0.13)	(0.34)
Change in net asset value for the year	(5.75)	(2.52)	0.09	1.04	2.21
Net asset value, end of year	$ 13.34	$ 19.09	$ 21.61	$ 21.52	$ 20.48
Total Return	(29.04)%	(3.64)%	6.57%	5.75%	14.04%

Ratios/supplemental data
Net assets, end of year (000)	$68,096	$112,472	$142,546	$177,740	$148,776

Ratios to average net assets of:
Before waivers:
Expenses	1.41%	1.32%	1.28%	1.26%	1.27%
Net investment income	1.33%	0.88%	0.55%	0.66%	0.79%
After waivers:
Expenses	1.40%	1.32%	1.28%	1.26%	1.27%
Net investment income	1.34%	0.88%	0.55%	0.66%	0.79%
Portfolio turnover rate	17.58%	16.16%	19.01%	14.11%	17.64%

-Based on average shares outstanding.

*Per share amount is less than $0.005

                                                                                                     57

FAM Equity-Income Fund - Notes to Financial Statements                                              <LOGO>

Note 9. Financial Highlights (continued)

FAM EQUITY-INCOME FUND - ADVISOR CLASS SHARES
Per share information	Years Ended December 31,
(For a share outstanding throughout the year)	2008	2007	2006	2005	2004
Net asset value, beginning of year	$18.86	$21.39	$21.33	$20.36	$18.18
Income/Loss from investment operations:
Net investment income/(loss)	0.06-	(0.03)	(0.10)-	(0.07)-	(0.04)-
Net realized and unrealized gain (loss) on investments	(5.74)	(0.95)	1.33	1.04	2.41
Total from investment operations	(5.68)	(0.98)	1.23	0.97	2.37
Less distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from net realized gains	-	(1.55)	(1.17)	-	(0.19)
Total distributions	-	(1.55)	(1.17)	-	(0.19)
Change in net asset value for the year	(5.68)	(2.53)	0.06	0.97	2.18
Net asset value, end of year	$13.18	$18.86	$21.39	$21.33	$20.36
Total Return	(30.12)%	(4.58)%	5.73%	4.76%	13.05%

Ratios/supplemental data
Net assets, end of year (000)	$1,759	$3,346	$3,921	$4,400	$3,017

Ratios to average net assets of:
Before waivers:
Expenses	2.41%	2.32%	2.28%	2.26%	2.27%
Net investment income/(loss)	0.33%	(0.12)%	(0.45)%	(0.34)%	(0.21)%
After waivers:
Expenses	2.40%	2.32%	2.28%	2.26%	2.27%
Net investment income/(loss)	0.34%	(0.12)%	(0.45)%	(0.34)%	(0.21)%
Portfolio turnover rate	17.58%	16.16%	19.01%	14.11%	17.64%

-Based on average shares outstanding.

                                                                                                     58

FAM Equity-Income Fund -
Report of Independent Registered Public Accounting Firm                                                                 <LOGO>

To the Board of Trustees of Fenimore Asset Management Trust

and Shareholders of The FAM Equity-Income Fund

We have audited the statement of assets and liabilities, including the statement of investments, of FAM Equity-Income Fund, a series of shares of beneficial interest of Fenimore Asset Management Trust, as of December 31, 2008, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2006 have been audited by other auditors, whose report dated February 1, 2007, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The FAM Equity-Income Fund as of December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
February 11, 2009

                                                                                                     59

FAM Equity-Income Fund                                                                                                                 <LOGO>

Board Consideration of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Investment Advisory Agreements (the "Agreements") with the Advisor, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of the Advisor to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to renew the Agreements between the Funds and the Advisor, the Board of Trustees requested, and the Advisor provided, information and data relevant to the Board's consideration. This included materials prepared by the Advisor and materials prepared by an independent mutual fund industry consulting firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisor that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board engaged in a thorough review process to determine whether or not to continue the Agreements with the Advisor. After receiving the materials they had requested to assist them with their review, the Board had a preliminary meeting by conference call on November 12, 2008, with representatives of the Advisor in order to discuss the proposed continuation of the Agreements and to review the materials that had been presented. The Board then requested certain additional information which the Advisor provided and the Board also met separately on November 18, 2008 and then with representatives of the Advisor on two occasions on November 18 and 19, 2008 prior to their required in-person meeting in order to further consider and discuss the proposed continuation of the Agreements.

The Board then met to consider the continuation of the Agreements at an in-person meeting of the Board held on November 19, 2008. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other similar mutual funds on a long-term basis (five years and longer) and over shorter time periods (less than five years). In connection with its review of the performance results achieved for the Funds, the Board discussed with management the fact that the Advisor maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to under-perform when compared to other funds for similar time periods. In connection with this, the Board took note of management's stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board

                                                                                                     60

FAM Equity-Income Fund                                                                                                                 <LOGO>

also considered and discussed with the Advisor their focus on "value investing" which may result in short-term performance that lags the performance results achieved by other managers, especially those managers that emphasize other types of investment strategies, such as "growth investing." The Board also took into consideration the Advisor's stated objective of attaining investment results with less risk and less volatility than other funds. The Board determined that it was beneficial to shareholders that the Advisor has continued to invest on behalf of the Funds in a manner that is consistent with its long-term investment objectives due to the fact that the Advisor has been able to achieve favorable long-term performance results for the Funds and when performance is adjusted for risk, it shows even more favorable results.

The Board also took note of the long-term relationship between the Advisor and the Funds and the efforts that have been undertaken by the Advisor to foster the growth and development of the Funds since the inception of each of the Funds. In connection with this, the Board took note of the fact that Thomas Putnam, the Chairman and founder of the Advisor and the co-manager of each of the Funds, has been advising each of the Funds since their inception, during which time the Funds have experienced favorable long-term investment results on a comparative basis. The Board also noted that the Advisor has continued to retain and develop additional portfolio managers and investment analysts to work with Mr. Putnam in an effort to provide for the continued long-term management and oversight of the Funds and their portfolios.

In addition, the Board compared expenses of each Fund to the expenses of other similar mutual funds, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. They noted the range of investment advisory and administrative services provided by the Advisor and its affiliates to the Funds and the level and quality of these services, and in particular, they considered the quality of the personnel providing these services noting that they were of a high caliber. The Board considered that the Funds receive administrative and accounting services from an affiliate of the Advisor, FAM Shareholder Services, Inc. ("FSS"), and the Board reviewed the fees paid to FSS and the services provided to the Funds and their shareholders by FSS during the past year and determined that the fees were fair and reasonable and that the services provided are useful and beneficial to the ongoing operations of the Funds given that the services provided by FSS are separate and distinct services apart from the investment advisory services provided to the Funds by the Advisor The Board also considered that the Funds are distributed by an affiliate of the Advisor, Fenimore Securities, Inc., ("FSI"), and the Board reviewed the distribution related services provided by FSI, the distribution fees received by FSI in connection with its distribution of the Advisor Class of shares of the Funds, and they determined that the fees were fair and reasonable and that the distribution services provided by FSI are useful and beneficial to the ongoing operations of the Funds. In the course of reviewing the nature and quality of the services provided to the Funds and their shareholders by the Advisor and its affiliates, the Board took into consideration the very favorable scores that had been awarded to the Funds by their shareholders as indicated in the results of the "Mutual Fund Shareholder Satisfaction Survey" conducted by the National Investment Company

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FAM Equity-Income Fund                                                                                                                 <LOGO>

Service Association, the not-for-profit trade association serving the operations sector of the mutual fund industry.

The Board also reviewed financial information concerning the Advisor and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to the Advisor and the financial soundness of the Advisor and its affiliates as demonstrated by the financial information provided. The Board also took note of the fact that the Advisor bears the entire cost associated with the Funds' participation in various "mutual fund supermarket" programs out of its own resources, noting that this is beneficial to the Funds because it allows them to be held by a wide array of shareholders in a convenient manner.

The Board reviewed the Advisor's brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. In connection with this review, the Board considered the fact that the Advisor does not have any express arrangements in place with respect to "soft dollar" arrangements with brokers or other similar parties relating to the direct use of Fund brokerage commissions to obtain research or execution services. With respect to the Advisor's brokerage practices, the Board also took into consideration the fact that the Advisor has maintained low portfolio turnover rates for the Funds that are substantially lower than industry averages for equity-type funds, which the Board determined is beneficial to shareholders due to the reduced brokerage expenses that are attributable to low portfolio turnover rates.

The Board also considered information regarding the fees that the Advisor charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the Funds' fees were reasonable when compared to the relevant circumstances of the types of accounts involved.

In connection with the Board's consideration of the ways in which economies of scale are reflected with respect to the Agreements, the Board took note of the fact that the Advisor has, since January 1, 2005, maintained voluntary expense limitation arrangements with the Funds pursuant to which the investment advisory fees payable to the Advisor by each of the Funds is reduced on assets in excess of $1 billion from the stated contractual rate of 1.00% of the average daily net assets of each respective Fund to 0.95% of the average daily net assets of those assets in each Fund in excess of $1 billion, and it was further noted by the Board that the Advisor had agreed to extend the term of the voluntary expense limitation agreements for the one-year period from January 1, 2009 through December 31, 2009. This limitation on the amount of the investment advisory fees payable under the Agreements is in addition to the contractual arrangement in place with respect to each of the Funds pursuant to which the Advisor has previously agreed to limit the total operating expenses of each class of shares of the Funds and is reviewed by the Board each year in connection with the further continuation of the Agreements.

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
FAM Equity-Income Fund                                                                                                                 <LOGO>

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds on a long-term basis, the commitment of the Advisor to the successful operation of the Funds, and the level of expenses of the Funds, as well as the Advisor's willingness to enter into agreements to reduce the overall operating expenses of the Funds and the investment advisory fees payable by the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Board of Trustees, including all of the Independent Trustees, unanimously concluded that the terms of the Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period, subject to the applicable limitations on the total operating expenses of the Funds and the investment advisory fees payable by the Funds as considered and approved at the meeting.

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
FAM Funds - Information About Trustees and Officers                                                        <LOGO>

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below.

Independent Trustees**

Name, Address, and Age	Position(s) Held With Fund and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex * Overseen by Trustee	Other Directorships Held by Trustee
Fred "Chico"Lager 384 North Grand Street Cobleskill, NY 12043 Age: 54	Trustee Since 1996	Business Consultant; Retired President and Chief Executive Officer of Ben & Jerry's Homemade, Inc.	2	N/A
C. Richard Pogue 384 North Grand Street Cobleskill, NY 12043 Age: 72	Trustee Since 2000	Retired Executive Vice President, Investment Comapnay Institute	2	N/A
John J. McCormack, Jr. 384 North Grand Street Cobleskill, NY 12043 Age: 54	Trustee Since 2004 Chairmand since March 2007	Retired Executive Vice President, Investment Company Institue	2	N/A
Barbara V. Weidlich 384 North Grand Street Cobleskill, NY 12043 Age: 64	Trustee Since 2004	Retired President, National Investment Company Service Association; Manageing Director - DEXIA BIL Fund Services, Dublin, Ireland	2	N/A
Kevin J. McCoy 384 North Grand Street Cobleskill, NY 12043 Age: 56	Trustee Since March 2007	Principal, Marvin and Comnpany, P.C., certified public accounting firm	2	N/A

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
FAM Funds - Information About Trustees and Officers continued                                    <LOGO>

Interested Trustees and Officers***

Name, Address, and Age	Position(s) Held With Fund and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex * Overseen by Trustee	Other Directorships Held by Trustee
Thomas O. Putnam**** 384 North Grand Street Cobleskill, NY 12043 Age: 64	President since 1986; Chairman from 1986 - November 2004	Chairman, Fenimore Asset Management, Inc.	2	N/A
Joseph A. Bucci 384 North Grand Street Cobleskill, NY 12043 Age: 55	Secretary and Treasurer Since 2000	Chief Financial Officer, Fenimore Asset Management, Inc.	N/A	N/A
Charles Richter, Esq. 384 North Grand Street Cobleskill, NY 12043 Age: 52	Chief Compliance Officer and Anti-Money laundering Compliance Officer since 2005	March 2005 to Present, Chief Compliance Officer, Fenimore Asset Management Trust. November 2004 to Present, Chief Compliance Officer, Fenimore Asset Management, Inc., Fenimore Securities, Inc.; Prior to October 2004 Chief Operating Officer and Chief Compliance Officer, Manarin Securities Corporation and Chief Compliance Officer, Manarin Investment Counsel, Omaha	N/A	N/A

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
FAM Funds - Definition of Terms                                                                                                                 <LOGO>

Earnings Growth Rate. The earnings growth rate is the annual average rate of growth in earnings over the past five years for the stocks currently in a portfolio.
Expense Ratio. The expense ratio is the percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
Median Market Cap. The median market cap is the midpoint of market capitalization (market price times shares outstanding) of stocks in a portfolio.
Number of Stocks. This is an indication of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.
Price/Book Ratio. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio (P/E). We would like to take this opportunity to review one fundamental concept, P/E, which, if not properly understood, can lead to some confusion. This measure is included to give investors an idea of how much is being paid for a company's earning power, and thereby, to assist in evaluating a portfolio's risk. Typically, the higher the P/E, the more investors are paying and the more growth they are expecting. Lower P/E stocks tend to be in lower-growth industries, in stock groups that have fallen out of favor, or in mature companies that have long records of earnings stability.

If you look at Morningstar, Lipper or Value Line mutual fund data, you will most likely encounter P/E ratios that differ perhaps from each other, as well as from the one that we have included in this report. The major reasons for discrepancies are two-fold. One reason is that reporting services use unadjusted data that is obtained from filed annual reports, 10Ks, 10Qs and quarterly reports; as such, this data is historically based, and does include current year estimates. Some of this information may also come from Standard and Poor's and Comstock. While these databases are good sources for raw statistics, we have observed that they do not carry all the data that is necessary to record every relevant element that factors into operating earnings.

Additionally, we make adjustments to operating earnings to eliminate one time events (if they are truly one time!). For example, we would eliminate the gain or loss on an investment that was sold if it is obvious that the likelihood of this recurring is remote. We also eliminate negative P/Es and P/Es of companies where valuation has little to do with the company's reported earnings and most to do with asset growth, i.e. Berkshire Hathaway. We believe that this methodology is more representative of the relevant fundamentals of the P/E for the FAM Value Fund and the FAM Equity-Income Fund and provides you with a better understanding of what you own.

                                                                                                     66

FAM Funds - Definition of Terms continued                                                             <LOGO>

Return on Equity. The rate of return generated by a company during the past year for each dollar or shareholder's equity (net income for the year divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

Turnover Rate. Indicates the trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which may be taxable to investors).

Yield. This is the portfolio's income from interest and dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

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
FAM Funds - Supplemental Information                                                                          <LOGO>

Statement Regarding Availability of Proxy Voting Policies and Procedures. Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the Securities and Exchange Commission's website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record. Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Fund's Website at http://FAMFunds.com (ii) and on the Securities and Exchange Commission's website at http://www.sec.gov.

SPECIAL 2008 TAX INFORMATION (UNAUDITED) FOR FAM FUNDS
This information for the fiscal year ended December 31, 2008, is included pursuant to provisions of the Internal Revenue Code.
The Value Fund distributed $16,028 or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
The Equity-Income Fund distributed $6,059, or the maximum amount available, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For Value Fund taxable non-corporate shareholders, 100% of the Fund's income represents qualified dividend income subject to the 15% rate category.
For Equity-Income Fund taxable non-corporate shareholders, 100% of the Fund's income represents qualified dividend income subject to the 15% rate category.

For Value Fund corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

For Equity-Income Fund corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any)qulifies for the dividends-received deduction.

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
FAM Funds - Definition of Terms                                                                                                                 <LOGO>

Investment Advisor
Fenimore Asset
Management, Inc.
Cobleskill, NY

Custodian
U.S. Bank, N.A.
Cincinnati, OH

Independent Registered
Public Accounting Firm
Briggs Bunting & Dougherty, LLP
Philadelphia, PA

Trustees
Fred "Chico" Lager
John J. McCormack, Jr.,
Independent Chairman
Kevin J. McCoy
C. Richard Pogue
Thomas O. Putnam
Barbara V. Weidlich

Legal Counsel
Dechert, LLP
Washington, DC

Shareholder Servicing Agent
FAM Shareholder Services, Inc.
Cobleskill, NY

Distributor
Fenimore Securities, Inc.
Cobleskill, NY

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

384 North Grand Street
PO Box 399
Cobleskill, New York 12043-0399
(800) 932-3271
www.famfunds.com

INVESTMENTS CRAFTED FOR LASTING VALUE

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant has undertaken in this report filed on Form N-CSR to provide to any person without charge, upon request by calling 1-(800)932-3271, a copy of such code of ethics.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Fred Lager and Kevin J. McCoy are each an "audit committee financial expert" and are "independent", as these terms are defined in this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees 2008 - $67,000; Audit Fees 2007 - $67,000

(b) Audit-Related Fees - None.

(c) Tax Fees 2008 - $10,000; Tax Fees 2007 - $10,000; - Tax Preparation Expenses

(d) All Other Fees - 2008 - None; 2007 - None-

(e)(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by Briggs, Bunting and Dougherty,LLP must be pre-approved by the audit committee. All services performed during 2008 and 2007 were pre-approved by the committee.

(e)(2) 100 percent.

(f) Not applicable.

(g) The aggregate fees paid to Briggs, Bunting and Dougherty,LLP for professional services to Registrant's affiliated broker-dealer for 2008 were $12,000 and to PricewaterhouseCoopers LLP for 2007 were $17,000 respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Schedule of Investments

This Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company Act of 1940, as amended (the "Act") are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the registrant's second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below:

(Attached hereto).

                                                                                                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                                                Fenimore Asset Management Trust
By (Signature and Title)*                                           /s/ Thomas O. Putnam
                                                                                 ---------------------------
                                                                                  Thomas O. Putnam, President

Date February 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                                            /s/ Thomas O. Putnam
                                                                                 ---------------------------
                                                                                 Thomas O. Putnam, President

Date February 20, 2009

By (Signature and Title)*                                           /s/ Joseph A. Bucci
                                                                                 --------------------------
                                                                                  Joseph A. Bucci, Treasurer

Date February 20, 2009

* Print the name and title of each signing officer under his or her signature.